Exhibit 99.1

Contact:	Mark A. Steinkrauss, Vice President, Corporate Relations
(312) 592-5384 mark.steinkrauss@teldta.com

Julie D. Mathews, Manager, Investor Relations
(312) 592-5341 julie.mathews@teldta.com

FOR RELEASE:  IMMEDIATE

TDS REPORTS FOURTH QUARTER 2005 OPERATING RESULTS;
UPDATES 2006 GUIDANCE

CHICAGO – July 28, 2006 – Telephone and Data Systems, Inc. [AMEX:TDS, TDS.S] reported operating revenues of $1,025.7 million for the fourth quarter of 2005, up 9 percent from $940.3  million, as restated, for the comparable period one year ago.  Operating income was $104.1 million compared to an operating loss of $42.8 million, as restated, for the fourth quarter of 2004. Net income available to common and diluted earnings per share were $60.8 million and $0.52, respectively. In the fourth quarter of 2004, net loss available to common and loss per share were $32.2 million and $0.28, respectively, as restated.

On Dec. 19, 2005, U.S. Cellular completed an exchange of wireless assets with ALLTEL Communications, Inc.  Under the agreement, U.S. Cellular received 146,000 total customers in Kansas and Nebraska while ALLTEL received 92,000 total customers in Idaho and $58.1 million in cash, including a preliminary working capital adjustment.  In addition to customers, both companies received 850 MHz spectrum, cell sites, retail stores and agents.   U.S. Cellular recorded a fourth quarter 2005 pre-tax gain of $44.7 million on the exchange.

In the fourth quarter of 2004, U.S. Cellular recorded a “Gain on sales of assets” of $10.1 million related to the sale of two operating markets to ALLTEL.  Also in the fourth quarter of 2004, TDS Telecom recorded a “Loss on impairment of intangible assets” of $29.4 million and a “Loss on impairment of long-lived assets” of $87.9 million.

Fourth Quarter Highlights

•	TDS Telecom’s access line equivalents (ILEC and CLEC) increased 2 percent to nearly 1.2 million
•	The number of ILEC Digital Subscriber Lines (DSL) increased 56 percent, and the number of CLEC accounts grew 26 percent year over year
•	The ILEC’s long distance customers increased 9 percent to 321,500 with long distance penetration reaching 51 percent at Dec. 31, 2005
•	Total U.S. Cellular customers increased 11 percent year over year to 5,482,000 customers. Retail customers increased 10 percent to 4,927,000

•

U.S. Cellular recorded a postpay churn rate of 1.6 percent in the fourth quarter. For the full year 2005, U.S. Cellular’s postpay churn rate was 1.5 percent. 2005 marks the tenth consecutive year that U.S. Cellular’s postpay churn rate has remained below 2 percent.

TDS filed its Annual Report (Form 10-K) for the year ended Dec. 31, 2005, with the Securities and Exchange Commission earlier today.

On Nov. 10, 2005, TDS announced that it would restate financial results for several prior periods. TDS completed and filed its restatement on April 26, 2006.  The time spent completing the restatement caused the company to be late with its other SEC filings.

TDS has not filed its Form 10-Q for the quarter ended March 31, 2006 on a timely basis.  As a result, TDS is not in compliance with American Stock Exchange (AMEX) listing standards.  TDS has been granted an extension until Nov. 14, 2006 to regain compliance with AMEX listing standards resulting from delayed filings with the SEC and delayed distribution of its 2005 annual report to shareholders.

In addition, TDS has received extended waivers from its lenders under credit agreements and from counterparties under certain forward contracts provided that it files its Forms 10-K for the year ended Dec. 31, 2005 by Aug. 31, 2006, its Forms 10-Q for the quarter ended March 31, 2006 within 30 days of filing the 2005 Form 10-K, and its Forms 10-Q for the quarter ended June 30, 2006 within 45 days of filing the first quarter Form 10-Q. TDS expects to file its Form 10-Q for the quarter ended Sept. 30, 2006 on or before the extended due date of Nov. 14, 2006.

Certain financial and statistical information will be posted to the Web site, together with reconciliations to generally accepted accounting principles (GAAP) of certain non-GAAP disclosures.  Investors may access this additional information on the Guidance and Reconciliations page of the TDS Web site.

TDS updated its 2006 guidance as of July 28, 2006 and it is as follows.  There can be no assurance that final results will not differ materially from this guidance.

U.S. Cellular 2006 guidance as of July 28, 2006 is as follows:
Net Retail Customer Additions	370,000 – 400,000
Service Revenues	Approx. $3.2 billion
Operating Income	$250 - 300 million
Depreciation, Amortization & Accretion	$585 million
Capital Expenditures	$580 - $610 million

TDS Telecom ILEC operations 2006 guidance as of July 28, 2006 is as follows:
Operating Revenues	$645 - $655 million
Operating Income	$145 - $155 million
Depreciation and Amortization	$135 million
Capital Expenditures	$105 – 120 million (1)

TDS Telecom CLEC operations 2006 guidance as of July 28, 2006 is as follows:
Operating Revenues	$230 - $240 million
Operating Income	Approx. $(5) million
Depreciation and Amortization	$25 million
Capital Expenditures	Approx. $20 million

(1)	Includes approximately $95 million to support ongoing operations and approximately $15 -$20 million for strategic initiatives

About TDS

TDS is a diversified telecommunications corporation founded in 1969. Through its business units, U.S. Cellular and TDS Telecom, TDS operates primarily by providing wireless, local telephone and broadband services.  As of Dec. 31, 2005, the company employed 11,600 people and served 6.7 million customers/units in 36 states.

About U.S. Cellular

As of Dec. 31, 2005, U.S. Cellular Corporation, the nation's sixth-largest wireless service carrier, provided wireless service to 5.5 million customers in 26 states.  The Chicago-based company operates on a customer satisfaction strategy, meeting customer needs by providing a comprehensive range of wireless products and services, superior customer support and a high-quality network.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates and expectations. These statements are based on current estimates, projections and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: The ability of U.S. Cellular to successfully manage and grow the operations of the Chicago MTA and newly launched markets; changes in the overall economy; changes in competition in the markets in which U.S. Cellular and TDS Telecom operate; changes due to industry consolidation; advances in telecommunications technology, including Voice over Internet Protocol; changes to access and pricing of unbundled network elements; changes in the state and federal telecommunications regulatory environment; changes in the value of investments, including variable prepaid forward contracts; an adverse change in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; uncertainty of access to the capital markets; possible future restatements; pending and future litigation; acquisitions/ divestitures of properties and/or licenses; and changes in customer growth rates, average monthly revenue per unit, churn rates, roaming rates and the mix of products and services offered in U.S. Cellular and TDS Telecom markets.  Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K used by TDS to furnish this press release to the SEC, which are incorporated by reference herein.

For more information about TDS or its business units, visit:

TDS: www.teldta.com	TDS Telecom: www.tdstelecom.com
USM: www.uscellular.com	TDS Metrocom: www.tdsmetro.com

###

TELEPHONE AND DATA SYSTEMS, INC.
SUMMARY OPERATING DATA

Quarter Ended	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
U.S. Cellular
Consolidated Markets:
Total population (000s) (1)	45,244	44,690	44,690	44,576	44,391
All customers -
Customer units	5,482,000	5,303,000	5,227,000	5,127,000	4,945,000
Gross customer unit activations	419,000	355,000	340,000	426,000	408,000
Net customer unit activations	125,000	76,000	94,000	182,000	150,000
Market penetration (1)	12.12%	11.87%	11.70%	11.50%	11.14%
Retail customers -
Customer units	4,927,000	4,765,000	4,688,000	4,601,000	4,478,000
Gross customer unit activations	392,000	346,000	317,000	365,000	358,000
Net customer unit activations	130,000	77,000	81,000	123,000	105,000

Cell sites in service	5,428	5,149	5,034	4,899	4,856
Average monthly revenue per unit (2)	$45.94	$46.19	$44.52	$44.46	$45.41
Retail service revenue per unit (2)	$40.19	$40.25	$39.40	$39.20	$39.93
Inbound roaming revenue per unit (2)	$2.31	$2.70	$2.27	$1.98	$2.38
Long-distance/other revenue per unit (2)	$3.44	$3.24	$2.85	$3.28	$3.10
Minutes of use (MOU) (3)	648	639	627	584	568
Postpay churn rate per month (4)	1.6%	1.5%	1.4%	1.5%	1.6%
Marketing cost per gross customer unit addition (5)	$498	$491	$461	$396	$440
Construction Expenditures (000s)	$201,700	$128,300	$143,800	$112,800	$261,500

(1)             Market penetration is calculated using 2004 Claritas population estimates for all periods of 2005 and 2003 Claritas estimates for all periods of 2004.  "Total population" represents the total population of each of U.S. Cellular's consolidated markets, regardless of whether the market has begun marketing operations. The 12/31/05, 9/30/05 and 6/30/05 total population counts include the population of the market acquired from Cingular Wireless in April 2005. The total population counts on and after 12/31/04 exclude the population of the two markets sold to ALLTEL in November 2004.  The population of markets in which U.S. Cellular has deferred the transfer of licenses from AT&T Wireless (now Cingular Wireless) are not included in the total population counts for any period, nor are the population counts of markets for which Carroll Wireless, L.P., a consolidated U.S. Cellular subsidiary, was the winning bidder in the Federal Communications Commission's Auction 58 that concluded in February 2005.  The total population counts for 12/31/05 exclude the population of the two markets divested to ALLTEL in December 2005, and include the population of the 15 markets acquired in the same transaction.

(2)             Per unit revenue measurements are derived from Service Revenues as reported in Financial Highlights for each respective quarter as follows:

Service Revenues per Financial Highlights	$738,682	$729,504	$691,746	$671,639	$662,955
Components:
Retail service revenue during quarter	$646,178	$635,610	$612,159	$592,167	$582,950
Inbound roaming revenue during quarter	$37,184	$42,654	$35,313	$29,875	$34,812
Long-distance/other revenue during quarter	$55,320	$51,240	$44,274	$49,597	$45,193

Divided by average customers during quarter (000s)	5,360	5,264	5,179	5,035	4,866
Divided by three months in each quarter	3	3	3	3	3

Average monthly revenue per unit	$45.94	$46.19	$44.52	$44.46	$45.41
Retail service revenue per unit	$40.19	$40.25	$39.40	$39.20	$39.93
Inbound roaming revenue per unit	$2.31	$2.70	$2.27	$1.98	$2.38
Long-distance/other revenue per unit	$3.44	$3.24	$2.85	$3.28	$3.10

(3)             Average monthly local minutes of use per customer (without roaming).

(4)             Postpay churn rate per month is calculated by dividing the average monthly postpay customer disconnects during the quarter by the average postpay customer base for the quarter.

(5)             This measurement is not calculable using information from the financial statements as reported. The details of this calculation and a reconciliation to line items reported in Financial Highlights for each respective quarter are shown on U.S. Cellular’s web site, along with additional information related to U.S. Cellular’s fourth quarter results, at www.uscellular.com.

TELEPHONE AND DATA SYSTEMS, INC.
SUMMARY OPERATING DATA

Quarter Ended	12/31/2005	9/30/2005	6/30/2005	3/31/2005	12/31/2004
TDS Telecom
ILEC:
Access line equivalents (1)	735,300	734,800	734,200	734,000	730,400
Access lines	635,500	640,700	645,800	649,300	652,300
Dial-up Internet service accounts	90,700	89,700	94,500	98,200	101,300
Digital Subscriber Lines (DSL) customers	65,500	60,300	54,200	49,300	41,900
Long Distance customers	321,500	316,100	310,000	302,400	295,000
Construction Expenditures (000s)	$37,500	$25,100	$18,800	$16,100	$27,000
CLEC:
Access line equivalents (1)	448,600	445,600	442,900	438,000	426,800
Dial-up Internet service accounts	14,200	14,700	16,000	17,100	18,200
Percent of access lines on-switch	91.1%	90.6%	89.8%	88.8%	87.9%
Digital Subscriber Lines (DSL) customers	36,400	34,800	33,500	31,600	29,000
Construction Expenditures (000s)	$8,500	$7,100	$7,200	$4,300	$12,800

(1)             Access line equivalents are derived by converting high capacity data lines to the estimated capacity of one switched access line.

TELEPHONE AND DATA SYSTEMS, INC.
FINANCIAL HIGHLIGHTS
Three Months Ended December 31,
(Unaudited, dollars in thousands, except per share amounts)

		2004	Increase (Decrease)
	2005	(As Restated)	Amount	Percent
Operating Revenues
U.S. Cellular	$787,345	$709,143	$78,202	11.0%
TDS Telecom	234,391	227,098	7,293	3.2%
All Other (1)	3,936	4,079	(143)	(3.5)%
	1,025,672	940,320	85,352	9.1%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	632,164	546,337	85,827	15.7%
Depreciation, amortization and accretion	128,212	134,453	(6,241)	(4.6)%
(Gain) on sales of assets	(44,660)	(10,081)	(34,579)	N/M
	715,716	670,709	45,007	6.7%
TDS Telecom
Expenses excluding depreciation and amortization	149,215	147,496	1,719	1.2%
Depreciation and amortization	42,628	44,240	(1,612)	(3.6)%
Loss on impairment of intangible assets	—	29,440	(29,440)	N/M
Loss on impairment of long-lived assets	—	87,910	(87,910)	N/M
	191,843	309,086	(117,243)	(37.9)%
All Other (1)
Expenses excluding depreciation and amortization	13,359	2,706	10,653	N/M
Depreciation and amortization	692	655	37	5.6%
	14,051	3,361	10,690	N/M

Total Operating Expenses	921,610	983,156	(61,546)	(6.3)%
Operating Income (Loss)
U.S. Cellular	71,629	38,434	33,195	86.4%
TDS Telecom	42,548	(81,988)	124,536	151.9%
All Other (1)	(10,115)	718	(10,833)	N/M
	104,062	(42,836)	146,898	N/M
Investment and Other Income (Expense)
Investment income	18,746	15,989	2,757	17.2%
Interest and dividend income	16,813	14,640	2,173	14.8%
Gain (loss) on investments	(5,400)	40,530	(45,930)	(113.3)%
Interest expense	(55,781)	(51,328)	(4,453)	(8.7)%
Other income (expense), net	5,098	(910)	6,008	N/M
	(20,524)	18,921	(39,445)	N/M
Income (Loss) Before Income Taxes and Minority Interest	83,538	(23,915)	107,453	N/M
Income tax expense	13,431	1,050	12,381	N/M
Income (Loss) Before Minority Interest	70,107	(24,965)	95,072	N/M
Minority share of income	(9,891)	(9,159)	(732)	(8.0)%
Income (Loss) From Continuing Operations	60,216	(34,124)	94,340	N/M
Discontinued Operations, net of tax	657	2,011	(1,354)	(67.3)%
Net Income (Loss)	60,873	(32,113)	92,986	N/M
Preferred dividend requirement	(50)	(51)	1	2.0%
Net Income (Loss) Available to Common	$60,823	$(32,164)	$92,987	N/M

Basic Weighted Average Common Shares Outstanding (000s)	115,531	114,846	685	0.6%
Basic Earnings (Loss) Per Share
Income (Loss) From Continuing Operations	$0.52	$(0.30)	$0.82	N/M
Discontinued Operations	0.01	0.02	(0.01)	N/M
	$0.53	$(0.28)	$0.81	N/M

Diluted Weighted Average Common Shares Outstanding (000s)	116,189	114,846	1,343	1.2%
Diluted Earnings (Loss) Per Share
Income (Loss) From Continuing Operations	$0.51	$(0.30)	$0.81	N/M
Discontinued Operations	0.01	0.02	(0.01)	N/M
	$0.52	$(0.28)	$0.80	N/M

(1)             Consists of Suttle Straus printing and distribution operations, TDS Corporate operations and intercompany eliminations.

N/M  - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.
FINANCIAL HIGHLIGHTS
Year Ended December 31,
(Unaudited, dollars in thousands, except per share amounts)

		2004	Increase (Decrease)
	2005	(As Restated)	Amount	Percent
Operating Revenues
U.S. Cellular	$3,035,887	$2,808,201	$227,686	8.1%
TDS Telecom	906,054	880,145	25,909	2.9%
All Other (1)	18,128	15,574	2,554	16.4%
	3,960,069	3,703,920	256,149	6.9%
Operating Expenses
U.S. Cellular
Expenses excluding depreciation, amortization and accretion	2,327,173	2,137,476	189,697	8.9%
Depreciation, amortization and accretion	509,072	498,202	10,870	2.2%
(Gain) on sales of assets	(44,660)	(10,806)	(33,854)	N/M
	2,791,585	2,624,872	166,713	6.4%
TDS Telecom
Expenses excluding depreciation and amortization	577,744	555,711	22,033	4.0%
Depreciation and amortization	165,616	170,014	(4,398)	(2.6)%
Loss on impairment of intangible assets	—	29,440	(29,440)	N/M
Loss on impairment of long-lived assets	—	87,910	(87,910)	N/M
	743,360	843,075	(99,715)	(11.8)%
All Other (1)
Expenses excluding depreciation and amortization	24,362	11,459	12,903	112.6%
Depreciation and amortization	2,755	2,515	240	9.5%
	27,117	13,974	13,143	94.1%

Total Operating Expenses	3,562,062	3,481,921	80,141	2.3%
Operating Income (Loss)
U.S. Cellular	244,302	183,329	60,973	33.3%
TDS Telecom	162,694	37,070	125,624	N/M
All Other (1)	(8,989)	1,600	(10,589)	N/M
	398,007	221,999	176,008	79.3%
Investment and Other Income (Expense)
Investment income	69,753	64,900	4,853	7.5%
Interest and dividend income	158,199	28,803	129,396	N/M
Gain (loss) on investments	(4,900)	38,209	(43,109)	(112.8)%
Interest expense	(216,021)	(198,706)	(17,315)	(8.7)%
Other income (expense), net	(8,899)	(6,592)	(2,307)	(35.0)%
	(1,868)	(73,386)	71,518	97.5%
Income Before Income Taxes and Minority Interest	396,139	148,613	247,526	166.6%
Income tax expense	140,572	59,251	81,321	137.2%
Income Before Minority Interest	255,567	89,362	166,205	186.0%
Minority share of income	(34,020)	(28,872)	(5,148)	(17.8)%
Income From Continuing Operations	221,547	60,490	161,057	N/M
Discontinued Operations, net of tax	997	6,362	(5,365)	(84.3)%
Net Income	222,544	66,852	155,692	N/M
Preferred dividend requirement	(202)	(203)	1	(0.5)%
Net Income Available to Common	$222,342	$66,649	$155,693	N/M

Basic Weighted Average Common Shares Outstanding (000s)	115,296	114,592	705	0.6%
Basic Earnings Per Share
Continuing Operations	$1.92	$0.53	$1.39	N/M
Discontinued Operations	0.01	0.05	(0.04)	N/M
	$1.93	$0.58	$1.35	N/M

Diluted Weighted Average Common Shares Outstanding (000s)	116,081	115,134	947	0.8%
Diluted Earnings Per Share
Continuing Operations	$1.90	$0.52	$1.38	N/M
Discontinued Operations	0.01	0.05	(0.04)	N/M
	$1.91	$0.57	$1.34	N/M

(1)             Consists of Suttle Straus printing and distribution operations, TDS Corporate operations and intercompany eliminations.

N/M  - Percentage change not meaningful

TELEPHONE AND DATA SYSTEMS, INC.
CONSOLIDATED BALANCE SHEET HIGHLIGHTS
(Unaudited, dollars in thousands)

ASSETS
		December 31,
	December 31,	2004
	2005	(As Restated)
Current Assets
Cash and cash equivalents	$1,095,791	$1,171,105
Accounts receivable from customers and other	496,582	439,309
Deferred income tax asset	13,438	43,867
Materials and supplies, at average cost	103,211	91,556
Other current assets	69,947	71,877
	1,778,969	1,817,714

Investments
Licenses	1,365,063	1,228,801
Goodwill	869,792	843,387
Customer lists	49,318	24,915
Marketable equity securities	2,531,690	3,398,804
Investments in unconsolidated entities	215,424	199,518
Other investments	12,274	23,039
	5,043,561	5,718,464

Property, Plant and Equipment, net
U.S. Cellular	2,576,764	2,440,720
TDS Telecom	918,564	945,762
Other	30,877	32,962
	3,526,205	3,419,444

Other Assets and Deferred Charges	55,830	56,981

Total Assets	$10,404,565	$11,012,603

LIABILITIES AND STOCKHOLDERS’ EQUITY
		December 31,
	December 31,	2004
	2005	(As Restated)
Current Liabilities
Current portion of long-term debt	$237,948	$38,787
Notes payable	135,000	30,000
Accounts payable	357,273	327,497
Customer deposits and deferred revenues	121,228	119,196
Accrued taxes	47,180	63,184
Accrued compensation	67,443	71,707
Other current liabilities	90,032	79,100
	1,056,104	729,471

Deferred Liabilities and Credits
Net deferred income tax liability	1,383,031	1,488,655
Derivative Liability	449,192	1,210,500
Other deferred liabilities and credits	268,077	220,206
	2,100,300	2,919,361

Long-term Debt	3,340,801	3,664,243

Minority Interest in Subsidiaries	552,884	499,468

Preferred Shares	3,863	3,864

Common Stockholders’ Equity
Common Shares, $.01 par value	565	564
Special Common Shares, $.01 par value	629	—
Series A Common Shares, $.01 par value	64	64
Capital in excess of par value	1,826,420	1,822,541
Treasury Shares, at cost
Common Shares	(208,156)	(449,173)
Special Common Shares	(210,600)	—
Accumulated other comprehensive income	309,009	370,857
Retained earnings	1,632,682	1,451,343
	3,350,613	3,196,196

Total Liabilities and Stockholders’ Equity	$10,404,565	$11,012,603

BALANCE SHEET HIGHLIGHTS
DECEMBER 31, 2005
(Unaudited, dollars in thousands)

		U.S.	TDS	TDS Corporate	Intercompany	TDS
		Cellular	Telecom	& Other	Eliminations	Consolidated
	Cash and cash equivalents	$29,003	$353,708	$713,080	$—	$1,095,791
	Affiliated cash investments	—	406,293	—	(406,293)	—
	Notes receivable—affiliates	—	—	273,582	(273,582)	—
		$29,003	$760,001	$986,662	$(679,875)	$1,095,791

	Licenses, goodwill and customer lists	$1,883,198	$398,694	$2,281	$—	$2,284,173
	Marketable equity securities	225,387	63,073	2,243,230	—	2,531,690
	Investment in unconsolidated entities	170,337	3,623	50,330	(8,866)	215,424
	Other investments	4,707	4,191	3,376	—	12,274
		$2,283,629	$469,581	$2,299,217	$(8,866)	$5,043,561

	Property, Plant and Equipment, net	$2,576,764	$918,564	$30,877	$—	$3,526,205

Notes payable:	external	$135,000	$—	$—	$—	$135,000
	cash management	—	—	406,293	(406,293)	—
	intercompany	—	273,582	—	(273,582)	—
		$135,000	$273,582	$406,293	$(679,875)	$135,000

	Forward contracts	$159,856	$41,182	$1,506,244	$—	$1,707,282

	Long-term Debt:
	Current portion	$—	$452	$237,496	$—	$237,948
	Non-current portion	1,001,385	4,217	627,917	—	1,633,519
	Total	$1,001,385	$4,669	$865,413	$—	$1,871,467

	Preferred Shares	$—	$—	$3,863	$—	$3,863

	Construction expenditures:
	Quarter ended 12/31/05	$201,731	$45,964	$2,148		$249,843
	Year ended 12/31/05	$586,575	$124,610	$9,372		$720,557

TDS Telecom Highlights
Three Months Ended December 31,
(Unaudited, dollars in thousands)

		2004	Increase (Decrease)
	2005	(As Restated)	Amount	Percent
Local Telephone Operations
Operating Revenues
Local service	$51,821	$51,855	$(34)	(0.1)%
Network access and long-distance	98,285	93,976	4,309	4.6%
Miscellaneous	24,827	24,849	(22)	(0.1)%
	174,933	170,680	4,253	2.5%
Operating Expenses
Network operations	49,687	46,012	3,675	8.0%
Customer operations	23,687	25,386	(1,699)	(6.7)%
Corporate expenses	26,146	21,733	4,413	20.3%
Depreciation and amortization	34,013	34,026	(13)	(0.0)%
	133,533	127,157	6,376	5.0%

Operating Income	$41,400	$43,523	$(2,123)	(4.9)%

Competitive Local Exchange Carrier Operations
Revenues	$60,574	$57,704	$2,870	5.0%

Expenses excluding depreciation and amortization	50,811	55,651	(4,840)	(8.7)%
Depreciation and amortization	8,615	10,214	(1,599)	(15.7)%
Loss on impairment of intangible assets	—	29,440	(29,440)	N/M
Loss on impairment of long-lived assets	—	87,910	(87,910)	N/M
	59,426	183,215	(123,789)	N/M

Operating Income (Loss)	$1,148	$(125,511)	$126,659	N/M

Intercompany revenues	$(1,116)	$(1,286)	$170	N/M
Intercompany expenses	(1,116)	(1,286)	170	N/M
	—	—	—	N/M

Total TDS Telecom Operating Income (Loss)	$42,548	$(81,988)	$124,536	N/M

N/M  - Percentage change not meaningful.

TDS Telecom Highlights
Year Ended December 31,
(Unaudited, dollars in thousands)

		2004	Increase (Decrease)
	2005	(As Restated)	Amount	Percent
Local Telephone Operations
Operating Revenues
Local service	$202,021	$204,834	$(2,813)	(1.4)%
Network access and long-distance	373,737	362,890	10,847	3.0%
Miscellaneous	93,966	90,606	3,360	3.7%
	669,724	658,330	11,394	1.7%
Operating Expenses
Network operations	183,921	166,262	17,659	10.6%
Customer operations	92,460	93,835	(1,375)	(1.5)%
Corporate expenses	89,232	83,390	5,842	7.0%
Depreciation and amortization	135,178	131,665	3,513	2.7%
	500,791	475,152	25,639	5.4%

Operating Income	$168,933	$183,178	$(14,245)	(7.8)%

Competitive Local Exchange Carrier Operations
Revenues	$241,310	$226,259	$15,051	6.7%

Expenses excluding depreciation and amortization	217,111	216,668	443	0.2%
Depreciation and amortization	30,438	38,349	(7,911)	(20.6)%
Loss on impairment of intangible assets	—	29,440	(29,440)	N/M
Loss on impairment of long-lived assets	—	87,910	(87,910)	N/M
	247,549	372,367	(124,818)	N/M

Operating (Loss)	$(6,239)	$(146,108)	$139,869	N/M

Intercompany revenues	$(4,980)	$(4,444)	$(536)	N/M
Intercompany expenses	(4,980)	(4,444)	(536)	N/M
	—	—	—	N/M

Total TDS Telecom Operating Income	$162,694	$37,070	$125,624	N/M

N/M  - Percentage change not meaningful.